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                                                                                                                 EXHIBIT 99.1

                                      ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                              CONTRACT STATUS SUMMARY
                                                AT JANUARY 4, 2001
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NAME OF RIG              LOCATION             CUSTOMER                 CONTRACT STATUS
-----------              --------             --------                 ---------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON            PHILIPPINES          SHELL PHILIPPINES        The rig's current contract terminates in November 2001.
                                              EXPLORATION B.V.         The rig recommenced drilling for Shell Philippines after
                                                                       completing a short drilling program in Malaysia.

ATWOOD HUNTER            UNITED               BRITISH-BORNEO           Following completion of its current contractual commitments
                         STATES GULF          PETROLEUM                (estimated January 2001), the rig will drill one-well for
                         OF MEXICO            INC./AGIP                DOMINION EXPLORATION & PRODUCTION INC.  Upon completing
                                                                       this well (estimated March 2001), the rig will be moved to a shipyard in the United States to commence an additional
                                                                       upgrade estimated to cost between $40 to $45 million, and
                                                                       taking approximately four to five months to complete.

ATWOOD EAGLE             MEDITERRANEAN SEA    SAMEDAN,                 The rig is contractually committed into the second half of
                                              MEDITERRANEAN            fiscal 2001. An approximate $80 million upgrade of the rig
                                              SEA, INC.                is planned immediately upon the rig completing its current contractual commitments (estimated June to October 2001),
                                                                       and taking five to six months to complete.

SEAHAWK                  MALAYSIA             ESSO                     The rig's current contract terminates in November 2003,
                                              PRODUCTION               with an option for the Operator to extend.
                                              MALAYSIA INC.

ATWOOD SOUTHERN CROSS    MEDITERRANEAN SEA    GERMAN OIL & GAS EGYPT   The rig is contractually committed in Egypt and Turkey
                                                                       into August 2001, and depending upon options exercised,
                                                                       could have work extending into fiscal 2002.

SEASCOUT                 UNITED STATES        NONE                     The SEASCOUT (ex-OCEAN SCOUT) was purchased in December
                         GULF OF MEXICO                                2000 for future conversion to a tender-assist unit, similar to the SEAHAWK, once an acceptable contract opportunity is secured.
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CANTILEVER JACK-UP -
--------------------
VICKSBURG                INDIA                ENRON OIL  & GAS LTD.    The rig's current contract expires at the completion of
                                                                       the well in progress at the end of December 2000
                                                                       (estimated for early February 2001).  The rig is being
                                                                       marketed in India, Southeast Asia and West Africa.
SUBMERSIBLE -
-------------

RICHMOND                 UNITED STATES        APPLIED DRILLING         The rig is contractually committed to drill one-well with
                         GULF OF MEXICO       TECHNOLOGY INC.          Applied Drilling Technology Inc. and three-wells with
                                                                       Texaco Exploration and Production Inc., which should keep
                                                                       the rig employed through May 2001.
MODULAR PLATFORMS -
--------------------
RIG-19                   AUSTRALIA            None                     The rig is available for contract since it became idle in
                                                                       September 1999.

RIG-200                  AUSTRALIA            None                     The rig is available for contract since it became idle in
                                                                       June 1999.

                                           MANAGEMENT/LABOR CONTRACTS
                                           --------------------------
GOODWYN 'A'/NORTH RANKIN 'A AUSTRALIA         WOODSIDE ENERGY LTD.     Term contract for management of drilling program.

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